Wells, Pipelines, Properties, Plant and Equipment, Net - Assumptions to Determine NPV of Reserves (Pemex Exploration and Production) (Detail) - Exploration and Extraction (formerly Pemex Exploration and Production)
	12 Months Ended
	Dec. 31, 2025 $ / bbl $ / Mcf	Dec. 31, 2024 $ / bbl $ / uSDPerBbl $ / Mcf	Dec. 31, 2023 $ / bbl $ / uSDPerBbl $ / Mcf
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Average crude oil price (USD per barrel)	61.16	63.02	64.08
Average gas price (USD per thousands cubic feet) | $ / Mcf	4.84	4.89	4.79
Average condensates price (USD per barrel) | $ / bbl	64.24	70.21	73.00
After-tax discount rate	6.28%	10.86%	9.93%
Pre-tax discount rate	9.88%	16.44%	15.10%